                                                                    EXHIBIT 99.2


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:

American Classic Voyages Co.,


                                                        Case Number 01-10954 EIK

                    Debtor.                             Chapter 11



                         STATEMENT OF FINANCIAL AFFAIRS
                    DECLARATION UNDER PENALTY OF PERJURY OF
                RANDALL L. TALCOTT, ON BEHALF OF THE CORPORATION

         I, Randall L. Talcott, Vice President -- Finance of American Classic Voyages Co., the above-captioned debtor and debtor in possession (the "Debtor"), declare under penalty of perjury that I have read the following Statement of Financial Affairs, and any attachments thereto, and that it is true and correct to the best of my knowledge, information and belief. Although every effort has been made to make the Statement of Financial Affairs accurate and complete, because of the magnitude and complexity of the task, inadvertent errors and omissions may exist.


Dated: January 2002                    /s/ Randall L. Talcott
                                       -----------------------------------------
                                       Randall L. Talcott
                                       Vice President -- Finance
                                       American Classic Voyages Co.
                                       Two North Riverside Plaza
                                       Suite 200
                                       Chicago, IL 60606-2609

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE: AMERICAN CLASSIC VOYAGES CO.                    CASE NUMBER:01-10954(EIK)

                            STATEMENT OF FINANCIAL AFFAIRS

Unless otherwise indicated, data is as of the close of business on October 19, 2001 (the "Petition Date").

The Debtor has used its best efforts to compile the information set forth in this Statement of Financial Affairs from its books and records maintained in the ordinary course of business. The Debtor reserves the right to amend this Statement of Financial Affairs as additional information becomes available.

Certain information set forth in this Statement of Financial Affairs is duplicative of information previously disclosed in the chapter 11 petitions or related first day papers filed by the debtors and debtors in possession in the chapter 11 cases jointly administered with the chapter 11 case of Debtor American Classic Voyages Co., Case Number 01-10954 (collectively, "AMCV"). In the course of preparing this Statement of Financial Affairs, the Debtor reviewed and, where appropriate, revised such information, to the best of its ability, to reflect postpetition accounting adjustments made according to the Debtor's normal accounting practices.

                         UNITED STATES BANKRUPTCY COURT
                        DISTRICT OF DELAWARE Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

1.       INCOME FROM EMPLOYMENT OR OPERATION OF BUSINESS

None     State the gross amount of income the debtor has received from
[X] employment, trade, or profession, or from operation of the debtor's business from the beginning of this calendar year to the date this case was commenced. State also the gross amounts received during the two years immediately preceding this calendar year. (A debtor that maintains, or has maintained, financial records on the basis of a fiscal rather than a calendar year may report fiscal year income. Identify the beginning and the ending dates of the debtor's fiscal year).

             AMOUNT                 SOURCE (if more than one)

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                       CASE NO: 01-10954(EIK)

2.       INCOME OTHER THAN FROM EMPLOYMENT OR OPERATION OF BUSINESS

None     State the amount of income received by the debtor other than from
 [ ] employment, trade, profession or operation of the debtor's business during the two years immediately preceding the commencement of this case. Give particulars.

             AMOUNT                 SOURCE
           $4,154,902.00            01/01/99 - 12/31/99 -- NET INTEREST INCOME
             $228,452.00            01/01/99 - 12/31/99 -- OTHER INCOME

The presentation of financial data has been prepared as part of the Debtor's annual tax filing with the Internal Revenue Service. The tax filings were the only manner in which financial data was prepared on a consolidating basis for all Debtor subsidiaries. This information is unaudited. Previously, financial information was prepared on a consolidated basis for all debtors or for certain groups of debtors. Consolidated financial statements for American Classic Voyages Co., and for certain other subsidiaries was audited by the independent auditors listed in item 19b. Differences between the audited consolidated financial statements of American Classic Voyages Co. and the information presented in these schedules for each debtor and non-debtor on a consolidated basis relates primarily to differences between tax-basis and book-basis depreciation expense.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                       CASE NO: 01-10954(EIK)

3.       PAYMENTS TO CREDITORS

None     a. List all payments on loans, installment purchases of goods or
[ ] services, and other debts, aggregating more than $600.00 to any creditor, made within 90 days immediately preceding the commencement of this case.

NAME AND ADDRESS           DATE OF           AMOUNT            AMOUNT
OF CREDITOR                PAYMENT           PAID              STILL OWING

                               - SEE ATTACHMENT -

                         STATEMENT OF FINANCIAL AFFAIRS              Page:1 OF 1
                            3A. PAYMENT TO CREDITORS

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                       Case No:01-10954(EIK)

CREDITOR              CHECK NO.              DATE                  CHECK AMOUNT

In the ordinary course of business during the applicable period, the Debtor paid the majority of its subsidiaries' and affiliates' obligations through its centralized cash management system. Under this arrangement, the Debtor paid each of these obligations out of its bank accounts and then entered into offsetting transactions through intercompany accounts. The offsetting intercompany transactions made in the ordinary course of business, as described above, are not set forth herein.

                         UNITED STATES BANKRUPTCY COURT
                        DISTRICT OF DELAWARE Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                       CASE NO: 01-10954(EIK)

3.       PAYMENTS TO CREDITORS

None     b. List all payments within one year immediately preceding the
[ ] commencement of this case to or for the benefit of creditors who are or were insiders.

NAME AND ADDRESS                    DATE OF           AMOUNT            AMOUNT
OF CREDITOR                         PAYMENT           PAID              STILL OWING

                               - See attachment -

                         STATEMENT OF FINANCIAL AFFAIRS            PAGE: 1 OF 13
                             3B. PAYMENT TO INSIDERS

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                      CASE NO:(01-10954(EIK)

CREDITOR                   CHECK NO.         DATE              CHECK AMOUNT     DESCRIPTION
ALLEN, JORDAN B.           CHECK           10/22/00               $2,109.77  TRAVEL AND EXPENSES
2 N. RIVERSIDE PLAZA       WIRE            10/27/00               $7,800.00  PAYROLL
SUITE 200                  CHECK           10/28/00                 $409.37  TRAVEL AND EXPENSES
CHICAGOIL60606             CHECK           11/04/00                 $448.13  TRAVEL AND EXPENSES
Creditor Id:  126986       WIRE            11/10/00               $7,800.00  PAYROLL
                           CHECK           11/12/00                 $659.54  TRAVEL AND EXPENSES
                           CHECK           11/13/00                 $120.50  TRAVEL AND EXPENSES
                           CHECK           11/16/00                 $540.00  TRAVEL AND EXPENSES
                           CHECK           11/18/00                 $300.20  TRAVEL AND EXPENSES
                           WIRE            11/24/00               $7,800.00  PAYROLL
                           CHECK           11/26/00                 $897.20  TRAVEL AND EXPENSES
                           CHECK           11/30/00                  $18.28  TRAVEL AND EXPENSES
                           CHECK           12/02/00                 $526.54  TRAVEL AND EXPENSES
                           WIRE            12/08/00               $7,800.00  PAYROLL
                           CHECK           12/09/00                 $607.87  TRAVEL AND EXPENSES
                           CHECK           12/17/00                 $731.94  TRAVEL AND EXPENSES
                           CHECK           12/17/00                 $193.57  TRAVEL AND EXPENSES
                           WIRE            12/22/00               $7,800.00  PAYROLL
                           CHECK           12/30/00                  $11.38  TRAVEL AND EXPENSES
                           CHECK           01/04/01                 $244.82  TRAVEL AND EXPENSES
                           WIRE            01/05/01               $7,800.00  PAYROLL
                           CHECK           01/06/01               $2,970.31  TRAVEL AND EXPENSES
                           CHECK           01/19/01                 $349.88  TRAVEL AND EXPENSES
                           WIRE            01/19/01               $8,034.00  PAYROLL
                           CHECK           01/21/01                 $111.03  TRAVEL AND EXPENSES
                           CHECK           01/30/01                 $439.74  TRAVEL AND EXPENSES
                           WIRE            02/02/01               $8,034.00  PAYROLL
                           CHECK           02/03/01                 $396.49  TRAVEL AND EXPENSES
                           CHECK           02/10/01                 $333.67  TRAVEL AND EXPENSES
                           CHECK           02/13/01                 $120.43  TRAVEL AND EXPENSES
                           WIRE            02/16/01               $8,034.00  PAYROLL
                           CHECK           02/17/01                 $884.39  TRAVEL AND EXPENSES
                           CHECK           02/22/01                 $696.18  TRAVEL AND EXPENSES
                           WIRE            02/28/01             $135,000.00  PAYROLL
                           CHECK           03/01/01               $2,069.13  TRAVEL AND EXPENSES
                           CHECK           03/01/01                 $127.09  TRAVEL AND EXPENSES
                           CHECK           03/02/01                 $105.84  TRAVEL AND EXPENSES
                           WIRE            03/02/01               $8,034.00  PAYROLL
                           CHECK           03/08/01                 $742.81  TRAVEL AND EXPENSES
                           WIRE            03/16/01               $8,034.00  PAYROLL
                           CHECK           03/17/01                 $483.86  TRAVEL AND EXPENSES
                           CHECK           03/19/01                 $361.26  TRAVEL AND EXPENSES
                           WIRE            03/30/01               $8,034.00  PAYROLL
                           CHECK           04/01/01                 $399.09  TRAVEL AND EXPENSES
                           CHECK           04/06/01               $1,376.17  TRAVEL AND EXPENSES
                           WIRE            04/13/01               $8,034.00  PAYROLL
                           CHECK           04/21/01               $1,009.17  TRAVEL AND EXPENSES
                           CHECK           04/23/01                 $261.39  TRAVEL AND EXPENSES
                           WIRE            04/27/01              $36,069.68  PAYROLL
                           CHECK           04/30/01                 $149.58  TRAVEL AND EXPENSES
                           CHECK           05/07/01               $1,308.34  TRAVEL AND EXPENSES
                           WIRE            05/11/01              $11,538.46  PAYROLL
                           CHECK           05/17/01                 $672.89  TRAVEL AND EXPENSES
                           CHECK           05/18/01                 $830.88  TRAVEL AND EXPENSES
                           CHECK           05/24/01                 $178.50  TRAVEL AND EXPENSES
                           WIRE            05/25/01              $11,538.47  PAYROLL

                         STATEMENT OF FINANCIAL AFFAIRS            PAGE: 2 OF 13
                             3B. PAYMENT TO INSIDERS

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                     CASE NO: (01-10954(EIK)

CREDITOR       CHECK NO.         DATE              CHECK AMOUNT     DESCRIPTION
               CHECK           06/04/01                 $779.76  TRAVEL AND EXPENSES
               WIRE            06/08/01              $11,538.46  PAYROLL
               CHECK           06/12/01                 $347.63  TRAVEL AND EXPENSES
               WIRE            06/14/01              $82,040.00  RELOCATION EXPENSE
               WIRE            06/22/01              $11,538.46  PAYROLL
               CHECK           06/26/01                 $586.15  TRAVEL AND EXPENSES
               CHECK           06/28/01                 $635.84  TRAVEL AND EXPENSES
               CHECK           07/05/01                 $915.68  TRAVEL AND EXPENSES
               WIRE            07/06/01              $11,538.46  PAYROLL
               CHECK           07/19/01                 $245.27  TRAVEL AND EXPENSES
               WIRE            07/20/01              $11,538.46  PAYROLL
               CHECK           08/02/01               $2,234.43  TRAVEL AND EXPENSES
               WIRE            08/03/01              $11,538.46  PAYROLL
               CHECK           08/15/01                 $628.83  TRAVEL AND EXPENSES
               WIRE            08/17/01              $11,538.46  PAYROLL
               CHECK           08/28/01                 $474.15  TRAVEL AND EXPENSES
               CHECK           08/28/01               $1,086.73  TRAVEL AND EXPENSES
               WIRE            08/31/01              $11,538.46  PAYROLL
               CHECK           09/06/01                 $507.51  TRAVEL AND EXPENSES
               WIRE            09/14/01              $11,538.47  PAYROLL
               CHECK           09/19/01               $1,905.32  TRAVEL AND EXPENSES
               WIRE            09/28/01              $11,538.46  PAYROLL
               WIRE            10/12/01              $11,538.46  PAYROLL
               CHECK           10/17/01                 $624.11  TRAVEL AND EXPENSES
               WIRE            10/19/01              $11,538.46  PAYROLL

                                                                             Total:       $541,316.32

                         STATEMENT OF FINANCIAL AFFAIRS            PAGE: 3 OF 13
                             3B. PAYMENT TO INSIDERS

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                      CASE NO:(01-10954(EIK)

CREDITOR                        CHECK NO.         DATE              CHECK AMOUNT     DESCRIPTION

ALLEN, TODD                     CHECK           10/26/00               $1,419.85  TRAVEL AND EXPENSES
TWO NORTH RIVERSIDE PLAZA       WIRE            10/27/00               $7,130.77  PAYROLL
SUITE 200                       WIRE            11/10/00               $7,130.76  PAYROLL
CHICAGOIL60606                  CHECK           11/11/00                 $555.13  TRAVEL AND EXPENSES
Creditor Id:  15294             WIRE            11/24/00               $7,130.77  PAYROLL
Vendor Id:  ALLEN, TO           WIRE            12/08/00               $7,130.76  PAYROLL
                                CHECK           12/10/00               $1,781.37  TRAVEL AND EXPENSES
                                WIRE            12/22/00               $7,130.77  PAYROLL
                                CHECK           01/03/01               $2,182.25  TRAVEL AND EXPENSES
                                WIRE            01/05/01               $7,130.77  PAYROLL
                                WIRE            01/19/01               $7,344.69  PAYROLL
                                CHECK           01/27/01               $1,644.52  TRAVEL AND EXPENSES
                                WIRE            02/02/01               $7,344.69  PAYROLL
                                WIRE            02/16/01               $7,344.69  PAYROLL
                                CHECK           02/18/01               $1,951.66  TRAVEL AND EXPENSES
                                WIRE            02/28/01              $85,597.11  PAYROLL
                                WIRE            03/02/01               $7,344.69  PAYROLL
                                WIRE            03/16/01               $7,344.69  PAYROLL
                                CHECK           03/18/01               $1,586.22  TRAVEL AND EXPENSES
                                WIRE            03/30/01               $7,344.69  PAYROLL
                                WIRE            04/13/01               $7,344.68  PAYROLL
                                CHECK           04/18/01               $3,227.88  TRAVEL AND EXPENSES
                                WIRE            04/27/01               $7,344.69  PAYROLL
                                WIRE            05/11/01               $7,344.69  PAYROLL
                                CHECK           05/12/01               $1,257.15  TRAVEL AND EXPENSES
                                WIRE            05/25/01               $7,344.69  PAYROLL
                                CHECK           06/04/01               $1,861.55  TRAVEL AND EXPENSES
                                WIRE            06/08/01               $7,344.69  PAYROLL
                                WIRE            06/22/01               $7,344.69  PAYROLL
                                CHECK           06/26/01               $1,258.95  TRAVEL AND EXPENSES
                                WIRE            07/06/01               $7,344.69  PAYROLL
                                CHECK           07/19/01                 $461.39  TRAVEL AND EXPENSES
                                WIRE            07/20/01               $7,344.69  PAYROLL
                                CHECK           08/02/01               $1,104.53  TRAVEL AND EXPENSES
                                WIRE            08/03/01               $7,344.69  PAYROLL
                                WIRE            08/17/01               $7,344.69  PAYROLL
                                WIRE            08/31/01               $7,344.69  PAYROLL
                                WIRE            09/14/01               $7,344.69  PAYROLL
                                WIRE            09/28/01               $7,344.69  PAYROLL
                                WIRE            10/12/01               $7,344.69  PAYROLL
                                WIRE            10/19/01               $4,650.00  PAYROLL

                                                                                               Total:       $300,217.95

BERRY, JOHN R.                  CHECK           01/19/01               $9,224.89
2 N. RIVERSIDE PLAZA
SUITE 200                                                                                      Total:         $9,224.89
CHICAGOIL60606
Creditor Id:  126988

                         STATEMENT OF FINANCIAL AFFAIRS            PAGE: 4 OF 13
                             3B. PAYMENT TO INSIDERS

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                      CASE NO:(01-10954(EIK)

CREDITOR                   CHECK NO.         DATE              CHECK AMOUNT     DESCRIPTION
CALIAN, PHILIP C.          CHECK           10/22/00                 $962.02  TRAVEL AND EXPENSES
2 N. RIVERSIDE PLAZA       WIRE            10/27/00               $9,760.00  PAYROLL
SUITE 200                  CHECK           10/28/00               $1,020.12  TRAVEL AND EXPENSES
CHICAGOIL60606             WIRE            11/10/00               $9,760.00  PAYROLL
Creditor Id:  126990       CHECK           11/18/00                 $920.49  TRAVEL AND EXPENSES
                           WIRE            11/24/00               $9,760.00  PAYROLL
                           CHECK           11/24/00                 $402.55  TRAVEL AND EXPENSES
                           CHECK           11/26/00                 $329.16  TRAVEL AND EXPENSES
                           CHECK           12/02/00                 $325.24  TRAVEL AND EXPENSES
                           WIRE            12/08/00               $9,760.00  PAYROLL
                           CHECK           12/09/00               $1,006.48  TRAVEL AND EXPENSES
                           CHECK           12/16/00               $1,148.88  TRAVEL AND EXPENSES
                           WIRE            12/22/00               $9,760.00  PAYROLL
                           CHECK           01/02/01                 $335.00  TRAVEL AND EXPENSES
                           WIRE            01/05/01               $9,760.00  PAYROLL
                           WIRE            01/19/01              $10,052.80  PAYROLL
                           CHECK           01/19/01               $2,637.32  TRAVEL AND EXPENSES
                           WIRE            02/02/01              $10,052.80  PAYROLL
                           WIRE            02/16/01              $10,052.80  PAYROLL
                           CHECK           02/20/01               $4,481.02  TRAVEL AND EXPENSES
                           CHECK           02/22/01                 $122.59  TRAVEL AND EXPENSES
                           WIRE            02/28/01             $195,000.00  PAYROLL
                           WIRE            03/02/01              $10,052.80  PAYROLL
                           WIRE            03/02/01                          PAYROLL
                           CHECK           03/04/01                 $350.00  TRAVEL AND EXPENSES
                           CHECK           03/05/01                 $704.78  TRAVEL AND EXPENSES
                           CHECK           03/09/01                 $173.99  TRAVEL AND EXPENSES
                           WIRE            03/16/01              $10,052.80  PAYROLL
                           WIRE            03/30/01              $10,052.80  PAYROLL
                           WIRE            04/13/01              $10,052.80  PAYROLL
                           CHECK           04/14/01               $4,071.83  TRAVEL AND EXPENSES
                           CHECK           04/15/01                 $474.74  TRAVEL AND EXPENSES
                           CHECK           04/21/01                 $539.88  TRAVEL AND EXPENSES
                           WIRE            04/27/01              $52,707.36  PAYROLL
                           CHECK           04/29/01                 $504.49  TRAVEL AND EXPENSES
                           CHECK           04/30/01                 $519.40  TRAVEL AND EXPENSES
                           WIRE            05/11/01              $15,384.62  PAYROLL
                           CHECK           05/13/01                 $249.70  TRAVEL AND EXPENSES
                           CHECK           05/17/01                  $70.00  TRAVEL AND EXPENSES
                           CHECK           05/20/01                 $858.49  TRAVEL AND EXPENSES
                           CHECK           05/22/01                 $626.79  TRAVEL AND EXPENSES
                           WIRE            05/25/01              $15,384.62  PAYROLL
                           WIRE            06/08/01              $15,384.62  PAYROLL
                           CHECK           06/12/01               $1,255.90  TRAVEL AND EXPENSES
                           WIRE            06/22/01              $15,384.62  PAYROLL
                           CHECK           06/28/01                 $684.33  TRAVEL AND EXPENSES
                           WIRE            07/06/01              $15,384.62  PAYROLL
                           WIRE            07/20/01              $15,384.62  PAYROLL
                           CHECK           08/02/01               $1,288.20  TRAVEL AND EXPENSES
                           WIRE            08/03/01              $15,384.62  PAYROLL
                           CHECK           08/09/01                 $348.46  TRAVEL AND EXPENSES
                           WIRE            08/17/01              $15,384.62  PAYROLL
                           CHECK           08/28/01                 $271.93  TRAVEL AND EXPENSES
                           CHECK           08/28/01                 $587.51  TRAVEL AND EXPENSES
                           WIRE            08/31/01              $15,384.62  PAYROLL
                           WIRE            09/14/01              $15,384.62  PAYROLL

                         STATEMENT OF FINANCIAL AFFAIRS            PAGE: 5 OF 13
                             3B. PAYMENT TO INSIDERS

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                      CASE NO:(01-10954(EIK)

CREDITOR                   CHECK NO.         DATE              CHECK AMOUNT     DESCRIPTION
                           WIRE            09/28/01              $15,384.62  PAYROLL
                           WIRE            10/12/01              $15,384.62  PAYROLL
                           CHECK           10/17/01                 $771.59  TRAVEL AND EXPENSES
                           WIRE            10/19/01              $15,384.62  PAYROLL

                                                                                               Total:       $604,679.90

                         STATEMENT OF FINANCIAL AFFAIRS            PAGE: 6 OF 13
                             3B. PAYMENT TO INSIDERS

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                      CASE NO:(01-10954(EIK)

CREDITOR                   CHECK NO.         DATE              CHECK AMOUNT     DESCRIPTION
CARMAN, TOWNSEND E.        CHECK           10/21/00               $1,304.56  TRAVEL AND EXPENSES
2 N. RIVERSIDE PLAZA       WIRE            10/27/00               $6,734.62  PAYROLL
SUITE 200                  CHECK           11/09/00               $1,012.60  TRAVEL AND EXPENSES
CHICAGOIL60606             WIRE            11/10/00               $6,734.62  PAYROLL
Creditor Id:  126991       CHECK           11/14/00                 $366.73  TRAVEL AND EXPENSES
                           CHECK           11/14/00                  $59.73  TRAVEL AND EXPENSES
                           CHECK           11/17/00                 $169.60  TRAVEL AND EXPENSES
                           WIRE            11/24/00               $6,734.62  PAYROLL
                           CHECK           11/29/00               $2,934.07  TRAVEL AND EXPENSES
                           CHECK           11/30/00                  $84.36  TRAVEL AND EXPENSES
                           CHECK           12/02/00               $2,515.97  TRAVEL AND EXPENSES
                           WIRE            12/08/00               $6,734.62  PAYROLL
                           CHECK           12/12/00               $1,118.41  TRAVEL AND EXPENSES
                           WIRE            12/22/00               $6,734.62  PAYROLL
                           WIRE            01/05/01               $6,734.62  PAYROLL
                           CHECK           01/06/01                 $959.91  TRAVEL AND EXPENSES
                           CHECK           01/11/01                 $489.58  TRAVEL AND EXPENSES
                           CHECK           01/12/01                  $91.18  TRAVEL AND EXPENSES
                           WIRE            01/19/01               $6,936.66  PAYROLL
                           CHECK           01/19/01                 $727.02  TRAVEL AND EXPENSES
                           CHECK           01/23/01                 $148.50  TRAVEL AND EXPENSES
                           CHECK           01/25/01                 $142.26  TRAVEL AND EXPENSES
                           WIRE            02/02/01               $6,936.66  PAYROLL
                           CHECK           02/06/01                 $550.72  TRAVEL AND EXPENSES
                           WIRE            02/16/01               $6,936.66  PAYROLL
                           CHECK           02/25/01                 $668.59  TRAVEL AND EXPENSES
                           CHECK           03/01/01                 $592.47  TRAVEL AND EXPENSES
                           WIRE            03/02/01              $61,694.48  PAYROLL
                           WIRE            03/02/01               $6,936.66  PAYROLL
                           CHECK           03/09/01                 $380.60  TRAVEL AND EXPENSES
                           CHECK           03/13/01                  $38.29  TRAVEL AND EXPENSES
                           CHECK           03/15/01                 $349.95  TRAVEL AND EXPENSES
                           WIRE            03/16/01               $6,936.66  PAYROLL
                           CHECK           03/26/01                 $520.41  TRAVEL AND EXPENSES
                           CHECK           03/27/01                  $67.00  TRAVEL AND EXPENSES
                           WIRE            03/30/01               $6,936.66  PAYROLL
                           CHECK           04/08/01               $1,811.55  TRAVEL AND EXPENSES
                           CHECK           04/11/01                 $160.12  TRAVEL AND EXPENSES
                           WIRE            04/13/01               $6,936.66  PAYROLL
                           CHECK           04/17/01                 $136.61  TRAVEL AND EXPENSES
                           CHECK           04/19/01                 $508.87  TRAVEL AND EXPENSES
                           WIRE            04/27/01               $6,936.66  PAYROLL
                           WIRE            05/11/01               $6,936.66  PAYROLL
                           CHECK           05/17/01                 $814.41  TRAVEL AND EXPENSES
                           CHECK           05/22/01                  $73.83  TRAVEL AND EXPENSES
                           WIRE            05/25/01               $6,936.66  PAYROLL
                           CHECK           06/04/01               $1,382.42  TRAVEL AND EXPENSES
                           WIRE            06/08/01               $6,936.66  PAYROLL
                           WIRE            06/22/01               $6,936.66  PAYROLL
                           CHECK           07/05/01                 $538.54  TRAVEL AND EXPENSES
                           WIRE            07/06/01               $6,936.66  PAYROLL
                           CHECK           07/12/01               $4,593.02  TRAVEL AND EXPENSES
                           CHECK           07/19/01                 $198.93  TRAVEL AND EXPENSES
                           WIRE            07/20/01               $6,936.67  PAYROLL
                           WIRE            08/03/01               $6,936.66  PAYROLL
                           WIRE            08/17/01               $6,936.67  PAYROLL

                         STATEMENT OF FINANCIAL AFFAIRS            PAGE: 7 OF 13
                             3B. PAYMENT TO INSIDERS

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                      CASE NO:(01-10954(EIK)

CREDITOR                   CHECK NO.         DATE              CHECK AMOUNT     DESCRIPTION
                            CHECK          08/30/01               $1,289.22  TRAVEL AND EXPENSES
                            WIRE           08/31/01               $6,936.66  PAYROLL
                            WIRE           09/14/01               $6,936.67  PAYROLL
                            CHECK          09/19/01               $1,471.62  TRAVEL AND EXPENSES
                            CHECK          09/26/01                 $443.20  TRAVEL AND EXPENSES
                            WIRE           09/28/01               $6,936.66  PAYROLL
                            CHECK          10/01/01                 $372.99  TRAVEL AND EXPENSES
                            WIRE           10/12/01               $6,936.66  PAYROLL
                            WIRE           10/19/01               $6,936.66  PAYROLL

                                                                                               Total:       $276,859.93

DAVISON, NICHOLAS J.        WIRE           10/27/00               $5,576.92  PAYROLL
2 N. RIVERSIDE PLAZA        WIRE           11/10/00               $5,576.92  PAYROLL
SUITE 200                   WIRE           11/24/00               $5,576.92  PAYROLL
CHICAGOIL60606              CHECK          11/28/00                 $811.82  TRAVEL AND EXPENSES
Creditor Id:  126992        CHECK          12/04/00                 $265.70  TRAVEL AND EXPENSES
                            WIRE           12/08/00               $5,576.92  PAYROLL
                            WIRE           12/22/00               $5,576.92  PAYROLL
                            WIRE           01/05/01               $5,576.80  PAYROLL
                            CHECK          01/11/01                 $240.31  TRAVEL AND EXPENSES
                            WIRE           01/19/01               $5,744.22  PAYROLL
                            CHECK          01/21/01               $1,577.82  TRAVEL AND EXPENSES
                            WIRE           02/02/01               $5,744.23  PAYROLL
                            WIRE           02/16/01               $5,744.22  PAYROLL
                            WIRE           02/28/01                          PAYROLL
                            WIRE           03/02/01              $28,274.98  PAYROLL
                            WIRE           03/02/01               $5,744.23  PAYROLL
                            WIRE           03/16/01               $5,744.22  PAYROLL
                            WIRE           03/30/01               $5,744.22  PAYROLL
                            WIRE           04/13/01               $5,744.22  PAYROLL
                            WIRE           04/27/01               $5,744.22  PAYROLL
                            CHECK          05/10/01               $1,657.77  TRAVEL AND EXPENSES
                            WIRE           05/11/01               $5,744.23  PAYROLL
                            WIRE           05/25/01               $5,744.23  PAYROLL
                            CHECK          06/04/01               $6,076.86  TRAVEL AND EXPENSES
                            WIRE           06/08/01               $5,744.22  PAYROLL
                            WIRE           06/22/01               $5,744.23  PAYROLL
                            CHECK          06/26/01               $2,154.45  TRAVEL AND EXPENSES
                            CHECK          06/28/01                 $357.68  TRAVEL AND EXPENSES
                            WIRE           07/06/01               $5,744.23  PAYROLL
                            WIRE           07/20/01               $5,744.24  PAYROLL
                            CHECK          07/25/01                 $699.88  TRAVEL AND EXPENSES
                            WIRE           08/03/01               $5,744.23  PAYROLL
                            WIRE           08/17/01               $5,744.23  PAYROLL
                            CHECK          08/28/01               $1,027.82  TRAVEL AND EXPENSES
                            WIRE           08/31/01               $5,744.23  PAYROLL
                            WIRE           09/14/01               $5,744.23  PAYROLL
                            CHECK          09/26/01               $1,378.75  TRAVEL AND EXPENSES
                            WIRE           09/28/01               $5,744.23  PAYROLL
                            WIRE           10/12/01               $5,744.23  PAYROLL
                            CHECK          10/17/01              $18,231.50  TRAVEL AND EXPENSES
                            WIRE           10/19/01               $5,744.23  PAYROLL

                                                                                               Total:       $216,845.51

                         STATEMENT OF FINANCIAL AFFAIRS            PAGE: 8 OF 13
                             3B. PAYMENT TO INSIDERS

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                      CASE NO:(01-10954(EIK)

CREDITOR                            CHECK NO.         DATE              CHECK AMOUNT     DESCRIPTION
DYER, BRADBURY                      CHECK           05/15/01                  $70.00  TRAVEL AND EXPENSES
2 N. RIVERSIDE PLAZA                CHECK           07/26/01                  $60.00  TRAVEL AND EXPENSES
SUITE 200
CHICAGOIL60606                                                                                 Total:           $130.00
Creditor Id:  126994

EQUITY GROUP INVESTMENTS INC        CHECK           03/28/01             $518,750.00  WIRE PAYMENT
2 N. RIVERSIDE PLAZA
CHICAGOIL60606                                                                                 Total:       $518,750.00
Creditor Id:  35785

GOLDEN, TERENCE C.                  CHECK           01/08/01              $12,312.51  TRAVEL AND EXPENSES
2 N. RIVERSIDE PLAZA                CHECK           03/03/01                 $180.36  TRAVEL AND EXPENSES
SUITE 200                           CHECK           06/22/01               $2,415.86  TRAVEL AND EXPENSES
CHICAGOIL60606
Creditor Id:  126998                                                                           Total:        $14,908.73

GREENBERG, ARTHUR A                 CHECK           01/02/01               $1,891.20
2 N RIVERSIDE PLAZA STE 600
CHICAGOIL60606-2609                                                                            Total:         $1,891.20
Creditor Id:  61942

                         STATEMENT OF FINANCIAL AFFAIRS            PAGE: 9 OF 13
                             3B. PAYMENT TO INSIDERS

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                      CASE NO:(01-10954(EIK)

CREDITOR                            CHECK NO.         DATE              CHECK AMOUNT     DESCRIPTION

MCLEOD, RODERICK K.                 CHECK           10/20/00                 $226.33  TRAVEL AND EXPENSES
2 N. RIVERSIDE PLAZA                CHECK           10/27/00                 $257.81  TRAVEL AND EXPENSES
SUITE 200                           WIRE            10/27/00              $11,923.08  PAYROLL
CHICAGOIL60606                      WIRE            11/10/00              $11,923.08  PAYROLL
Creditor Id:  127006                CHECK           11/20/00                 $440.24  TRAVEL AND EXPENSES
                                    CHECK           11/20/00                 $424.30  TRAVEL AND EXPENSES
                                    WIRE            11/24/00              $11,923.08  PAYROLL
                                    WIRE            12/08/00              $11,923.08  PAYROLL
                                    CHECK           12/08/00                 $265.46  TRAVEL AND EXPENSES
                                    CHECK           12/17/00                 $260.27  TRAVEL AND EXPENSES
                                    WIRE            12/22/00              $11,923.08  PAYROLL
                                    CHECK           01/04/01                 $408.18  TRAVEL AND EXPENSES
                                    WIRE            01/05/01              $11,923.08  PAYROLL
                                    CHECK           01/16/01                 $476.07  TRAVEL AND EXPENSES
                                    WIRE            01/19/01              $12,280.77  PAYROLL
                                    WIRE            02/02/01              $12,280.77  PAYROLL
                                    CHECK           02/08/01                 $148.73  TRAVEL AND EXPENSES
                                    WIRE            02/16/01              $12,280.77  PAYROLL
                                    CHECK           02/16/01                 $758.69  TRAVEL AND EXPENSES
                                    CHECK           02/20/01               $2,000.00  TRAVEL AND EXPENSES
                                    CHECK           02/27/01                 $475.06  TRAVEL AND EXPENSES
                                    WIRE            02/28/01              210,000.00  PAYROLL
                                    WIRE            03/02/01              $12,280.77  PAYROLL
                                    WIRE            03/16/01              $12,280.77  PAYROLL
                                    CHECK           03/16/01                 $404.10  TRAVEL AND EXPENSES
                                    CHECK           03/23/01                 $363.71  TRAVEL AND EXPENSES
                                    WIRE            03/30/01              $12,280.77  PAYROLL
                                    CHECK           04/11/01                 $341.95  TRAVEL AND EXPENSES
                                    WIRE            04/13/01              $12,280.77  PAYROLL
                                    WIRE            04/27/01              $21,726.93  PAYROLL
                                    WIRE            05/11/01              $13,461.54  PAYROLL
                                    WIRE            05/25/01              $13,461.54  PAYROLL
                                    CHECK           06/04/01               $1,617.65  TRAVEL AND EXPENSES
                                    WIRE            06/08/01              $13,461.54  PAYROLL
                                    CHECK           06/21/01                 $200.76  TRAVEL AND EXPENSES
                                    WIRE            06/22/01              $13,461.54  PAYROLL
                                    CHECK           07/05/01                 $465.66  TRAVEL AND EXPENSES
                                    WIRE            07/06/01              $13,461.54  PAYROLL
                                    WIRE            07/20/01              $13,461.54  PAYROLL
                                    CHECK           07/25/01                 $300.00  TRAVEL AND EXPENSES
                                    WIRE            08/03/01              $13,461.54  PAYROLL
                                    CHECK           08/09/01                 $217.30  TRAVEL AND EXPENSES
                                    WIRE            08/17/01              $13,461.54  PAYROLL
                                    WIRE            08/31/01              $13,461.54  PAYROLL
                                    CHECK           09/12/01                 $215.61  TRAVEL AND EXPENSES
                                    WIRE            09/14/01              $13,461.54  PAYROLL
                                    WIRE            09/28/01              $13,461.54  PAYROLL
                                    WIRE            10/12/01              $13,461.54  PAYROLL
                                    CHECK           10/17/01                 $887.79  TRAVEL AND EXPENSES
                                    WIRE            10/19/01               $4,650.00  PAYROLL

                                                                                               Total:       $566,574.95

                         STATEMENT OF FINANCIAL AFFAIRS           PAGE: 10 OF 13
                             3B. PAYMENT TO INSIDERS

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                      CASE NO:(01-10954(EIK)

CREDITOR                            CHECK NO.         DATE            CHECK AMOUNT     DESCRIPTION
NEIDERMAIER, HEINZ                  CHECK           10/20/00                $67.43  TRAVEL AND EXPENSES
2 N. RIVERSIDE PLAZA                CHECK           10/27/00               $442.09  TRAVEL AND EXPENSES
SUITE 200                           WIRE            10/27/00             $5,769.23  PAYROLL
CHICAGOIL60606                      CHECK           11/08/00               $292.34  TRAVEL AND EXPENSES
Creditor Id:  127008                CHECK           11/09/00             $1,765.10  TRAVEL AND EXPENSES
                                    WIRE            11/10/00             $5,769.23  PAYROLL
                                    CHECK           11/16/00                $58.00  TRAVEL AND EXPENSES
                                    WIRE            11/24/00             $5,769.23  PAYROLL
                                    CHECK           12/02/00               $354.33  TRAVEL AND EXPENSES
                                    WIRE            12/08/00             $5,768.80  PAYROLL
                                    CHECK           12/17/00             $2,320.09  TRAVEL AND EXPENSES
                                    CHECK           12/20/00               $166.68  TRAVEL AND EXPENSES
                                    WIRE            12/22/00             $5,769.23  PAYROLL
                                    WIRE            01/05/01             $5,768.80  PAYROLL
                                    CHECK           01/14/01             $1,174.14  TRAVEL AND EXPENSES
                                    WIRE            01/19/01             $5,942.30  PAYROLL
                                    WIRE            02/02/01             $5,942.31  PAYROLL
                                    CHECK           02/14/01               $299.68  TRAVEL AND EXPENSES
                                    WIRE            02/16/01             $5,942.31  PAYROLL
                                    WIRE            03/02/01             $5,942.31  PAYROLL
                                    WIRE            03/02/01            $40,384.34  PAYROLL
                                    WIRE            03/16/01             $5,942.31  PAYROLL
                                    CHECK           03/16/01               $306.18  TRAVEL AND EXPENSES
                                    CHECK           03/22/01               $165.68  TRAVEL AND EXPENSES
                                    WIRE            03/30/01             $5,942.31  PAYROLL
                                    WIRE            04/13/01             $5,942.31  PAYROLL
                                    CHECK           04/17/01               $325.00  TRAVEL AND EXPENSES
                                    CHECK           04/17/01             $1,487.79  TRAVEL AND EXPENSES
                                    WIRE            04/27/01             $5,942.30  PAYROLL
                                    WIRE            05/11/01             $5,942.31  PAYROLL
                                    CHECK           05/17/01             $1,731.36  TRAVEL AND EXPENSES
                                    WIRE            05/25/01             $5,942.31  PAYROLL
                                    CHECK           06/04/01               $185.10  TRAVEL AND EXPENSES
                                    WIRE            06/08/01             $5,942.30  PAYROLL
                                    CHECK           06/14/01               $298.20  TRAVEL AND EXPENSES
                                    CHECK           06/22/01               $151.53  TRAVEL AND EXPENSES
                                    WIRE            06/22/01             $5,942.31  PAYROLL
                                    WIRE            07/06/01             $5,942.31  PAYROLL
                                    CHECK           07/19/01               $979.95  TRAVEL AND EXPENSES
                                    WIRE            07/20/01             $5,942.30  PAYROLL
                                    CHECK           07/25/01             $1,160.18  TRAVEL AND EXPENSES
                                    CHECK           08/02/01               $223.43  TRAVEL AND EXPENSES
                                    WIRE            08/03/01             $5,942.30  PAYROLL
                                    WIRE            08/17/01             $5,942.31  PAYROLL
                                    CHECK           08/28/01               $122.07  TRAVEL AND EXPENSES
                                    WIRE            08/31/01             $5,942.31  PAYROLL
                                    CHECK           09/12/01               $316.66  TRAVEL AND EXPENSES
                                    WIRE            09/14/01            $11,884.60  PAYROLL
                                    CHECK           09/19/01             $3,059.64  TRAVEL AND EXPENSES
                                    WIRE            09/28/01             $5,942.31  PAYROLL
                                    WIRE            10/12/01             $5,942.31  PAYROLL
                                    CHECK           10/17/01               $192.98  TRAVEL AND EXPENSES
                                    WIRE            10/19/01             $4,650.00  PAYROLL
                                                                                               Total:       $222,082.93

                         STATEMENT OF FINANCIAL AFFAIRS           PAGE: 11 OF 13
                             3B. PAYMENT TO INSIDERS

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                      CASE NO:(01-10954(EIK)

CREDITOR                            CHECK NO.         DATE            CHECK AMOUNT     DESCRIPTION
SIMMONS, DAVID                      CHECK           10/26/00              $124.71  TRAVEL AND EXPENSES
2 N. RIVERSIDE PLAZA                WIRE            10/27/00            $5,546.15  PAYROLL
SUITE 200                           CHECK           11/02/00              $273.43  TRAVEL AND EXPENSES
CHICAGOIL60606                      WIRE            11/10/00            $5,546.15  PAYROLL
Creditor Id:  127015                WIRE            11/24/00            $5,546.15  PAYROLL
                                    WIRE            12/08/00            $5,546.16  PAYROLL
                                    CHECK           12/18/00              $303.87  TRAVEL AND EXPENSES
                                    WIRE            12/22/00            $5,546.15  PAYROLL
                                    WIRE            01/05/01            $5,546.16  PAYROLL
                                    CHECK           01/11/01              $704.92  TRAVEL AND EXPENSES
                                    CHECK           01/18/01              $369.39  TRAVEL AND EXPENSES
                                    WIRE            01/19/01            $5,712.53  PAYROLL
                                    CHECK           01/24/01              $114.88  TRAVEL AND EXPENSES
                                    WIRE            02/02/01            $5,712.53  PAYROLL
                                    CHECK           02/13/01               $86.24  TRAVEL AND EXPENSES
                                    WIRE            02/16/01            $5,712.53  PAYROLL
                                    WIRE            03/02/01            45,012.01  PAYROLL
                                    WIRE            03/02/01            $5,712.53  PAYROLL
                                    CHECK           03/02/01              $227.21  TRAVEL AND EXPENSES
                                    CHECK           03/12/01               $80.85  TRAVEL AND EXPENSES
                                    WIRE            03/16/01            $5,712.53  PAYROLL
                                    CHECK           03/16/01              $295.04  TRAVEL AND EXPENSES
                                    WIRE            03/30/01            $5,712.53  PAYROLL
                                    CHECK           04/04/01              $136.40  TRAVEL AND EXPENSES
                                    CHECK           04/06/01              $485.14  TRAVEL AND EXPENSES
                                    WIRE            04/13/01            $5,712.53  PAYROLL
                                    CHECK           04/17/01              $120.71  TRAVEL AND EXPENSES
                                    WIRE            04/27/01            $5,712.53  PAYROLL
                                    WIRE            05/11/01            $5,712.53  PAYROLL
                                    CHECK           05/22/01              $321.78  TRAVEL AND EXPENSES
                                    WIRE            05/25/01            $5,712.52  PAYROLL
                                    CHECK           05/31/01            $2,051.81  TRAVEL AND EXPENSES
                                    CHECK           06/04/01              $468.75  TRAVEL AND EXPENSES
                                    WIRE            06/08/01            $5,712.53  PAYROLL
                                    WIRE            06/22/01            $5,712.53  PAYROLL
                                    CHECK           06/28/01              $335.72  TRAVEL AND EXPENSES
                                    WIRE            07/06/01            $5,712.53  PAYROLL
                                    WIRE            07/20/01            $5,712.53  PAYROLL
                                    CHECK           07/26/01              $414.21  TRAVEL AND EXPENSES
                                    CHECK           08/02/01              $361.71  TRAVEL AND EXPENSES
                                    WIRE            08/03/01            $5,712.53  PAYROLL
                                    WIRE            08/17/01            $5,712.53  PAYROLL
                                    CHECK           08/28/01              $919.09  TRAVEL AND EXPENSES
                                    CHECK           08/30/01              $207.23  TRAVEL AND EXPENSES
                                    WIRE            08/31/01            $5,712.53  PAYROLL
                                    CHECK           09/06/01              $169.68  TRAVEL AND EXPENSES
                                    WIRE            09/14/01            $5,712.53  PAYROLL
                                    CHECK           09/26/01               $51.62  TRAVEL AND EXPENSES
                                    WIRE            09/28/01            $5,712.53  PAYROLL
                                    CHECK           10/10/01            $1,015.91  TRAVEL AND EXPENSES
                                    WIRE            10/12/01            $5,712.53  PAYROLL
                                    WIRE            10/19/01            $5,712.53  PAYROLL

                                                                                               Total:       $207,892.35

                         STATEMENT OF FINANCIAL AFFAIRS           PAGE: 12 OF 13
                             3B. PAYMENT TO INSIDERS

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                      CASE NO:(01-10954(EIK)

CREDITOR                            CHECK NO.          DATE           CHECK AMOUNT     DESCRIPTION
TALCOTT, RANDALL L.                 WIRE             10/27/00            $5,961.54  PAYROLL
2 N. RIVERSIDE PLAZA                CHECK            11/03/00              $983.17  TRAVEL AND EXPENSES
SUITE 200                           WIRE             11/10/00            $5,961.54  PAYROLL
CHICAGOIL60606                      CHECK            11/17/00              $682.13  TRAVEL AND EXPENSES
Creditor Id:  127018                WIRE             11/24/00            $5,961.54  PAYROLL
                                    CHECK            12/08/00            $1,024.98  TRAVEL AND EXPENSES
                                    WIRE             12/08/00            $5,961.55  PAYROLL
                                    CHECK            12/18/00              $547.61  TRAVEL AND EXPENSES
                                    WIRE             12/22/00            $5,961.54  PAYROLL
                                    WIRE             01/05/01            $5,961.54  PAYROLL
                                    CHECK            01/14/01            $2,028.32  TRAVEL AND EXPENSES
                                    WIRE             01/19/01            $6,140.39  PAYROLL
                                    CHECK            01/19/01              $510.76  TRAVEL AND EXPENSES
                                    WIRE             02/02/01            $6,140.39  PAYROLL
                                    WIRE             02/16/01            $6,140.39  PAYROLL
                                    CHECK            02/23/01            $1,867.68  TRAVEL AND EXPENSES
                                    WIRE             02/28/01            49,875.02  PAYROLL
                                    WIRE             03/02/01            $6,140.39  PAYROLL
                                    WIRE             03/16/01            $6,140.39  PAYROLL
                                    CHECK            03/17/01              $771.31  TRAVEL AND EXPENSES
                                    CHECK            03/23/01              $629.44  TRAVEL AND EXPENSES
                                    WIRE             03/30/01            $6,140.39  PAYROLL
                                    CHECK            04/04/01              $454.78  TRAVEL AND EXPENSES
                                    WIRE             04/13/01            $6,140.39  PAYROLL
                                    WIRE             04/27/01            $6,140.39  PAYROLL
                                    CHECK            05/03/01            $2,328.19  TRAVEL AND EXPENSES
                                    WIRE             05/11/01            $6,140.39  PAYROLL
                                    CHECK            05/17/01            $1,129.05  TRAVEL AND EXPENSES
                                    CHECK            05/17/01              $379.39  TRAVEL AND EXPENSES
                                    WIRE             05/25/01            $6,140.39  PAYROLL
                                    CHECK            06/04/01              $852.95  TRAVEL AND EXPENSES
                                    WIRE             06/08/01            $6,140.39  PAYROLL
                                    CHECK            06/12/01              $551.02  TRAVEL AND EXPENSES
                                    WIRE             06/22/01            $6,140.39  PAYROLL
                                    CHECK            06/28/01              $494.68  TRAVEL AND EXPENSES
                                    CHECK            07/05/01              $891.58  TRAVEL AND EXPENSES
                                    WIRE             07/06/01            $6,140.39  PAYROLL
                                    WIRE             07/20/01            $6,140.39  PAYROLL
                                    WIRE             08/03/01            $6,140.39  PAYROLL
                                    CHECK            08/09/01              $659.13  TRAVEL AND EXPENSES
                                    WIRE             08/17/01            $6,140.39  PAYROLL
                                    CHECK            08/28/01              $499.84  TRAVEL AND EXPENSES
                                    WIRE             08/31/01            $6,140.39  PAYROLL
                                    CHECK            09/06/01              $305.17  TRAVEL AND EXPENSES
                                    CHECK            09/12/01              $447.36  TRAVEL AND EXPENSES
                                    WIRE             09/14/01            $6,140.39  PAYROLL
                                    CHECK            09/19/01              $356.91  TRAVEL AND EXPENSES
                                    WIRE             09/28/01            $6,140.39  PAYROLL
                                    WIRE             10/12/01            $6,140.39  PAYROLL
                                    CHECK            10/17/01            $5,681.64  TRAVEL AND EXPENSES
                                    WIRE             10/19/01            $6,140.39  PAYROLL

                                                                                               Total:       $238,669.55

                         STATEMENT OF FINANCIAL AFFAIRS           PAGE: 13 OF 13
                             3B. PAYMENT TO INSIDERS

DEBTOR: AMERICAN CLASSIC VOYAGES CO.                      CASE NO:(01-10954(EIK)

CREDITOR                            CHECK NO.          DATE           CHECK AMOUNT     DESCRIPTION
ZELL, SAMUEL                        CHECK            04/29/01           $18,750.00  TRAVEL AND EXPENSES
2 N. RIVERSIDE PLAZA
SUITE 200                                                                                      Total:          $18,750.00
CHICAGOIL60606
Creditor Id:  127020

                                                                                               Total:       $3,738,794.21

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

4.       SUITS AND ADMINISTRATIVE PROCEEDINGS, EXECUTIONS, GARNISHMENTS AND
         ATTACHMENTS

None     a. List all suits and administrative proceedings to which the debtor is
[ ] or was a party within one year immediately preceding the filing of this bankruptcy case.

 CASE #: 2001-11091
CAPTION: BAYER, BONNIE V. AMERICAN CLASSIC VOYAGES CO. & DELTA QUEEN STEAMBOAT
         COMPANY

  COURT: LOUISIANA CIVIL DISTRICT COURT, PARISH OF ORLEANS
 NATURE: ALLEGED GENDER DISCRIMINATION
 STATUS: OPEN

 CASE #: 01CC06454
CAPTION: CONSUMER JUSTICE CENTER V. AMERICAN CLASSIC VOYAGES CO., AMCV CAPITAL
         TRUST I, UNITED STATES LINES, INC., PROJECT AMERICA, INC.
  COURT: CALIFORNIA SUPERIOR COURT, ORANGE COUNTY
 NATURE: ALLEGED VIOLATION OF CALIFORNIA CONSUMER PROTECTION LAWS
 STATUS: OPEN

 CASE #: 00-669-MJR
CAPTION: DEAL, DAMON; POWELL, ROBERT & SCHULTZ, HAROLD A. V. DELTA QUEEN
         STEAMBOAT COMPANY & AMERICAN CLASSIC VOYAGES CO.
  COURT: US DISTRICT COURT, SOUTHERN DISTRICT OF ILLINOIS
 NATURE: ALLEGED AGE DISCRIMINATION
 STATUS: OPEN

 CASE #: CV01-00706
CAPTION: LEHUA DELAROSA, CATHERINE V. AMERICAN CLASSIC VOYAGES CO.

  COURT:
 NATURE:
 STATUS: OPEN

 CASE #: PI1999/01
CAPTION: RAMOS, ROBERTO/MILER/JULIANNE v. NON-MARINE GENERAL LIABILITY

  COURT:
 NATURE: PERSONAL INJURY
 STATUS: ACTIVE

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

4.       SUITS AND ADMINISTRATIVE PROCEEDINGS, EXECUTIONS, GARNISHMENTS AND
         ATTACHMENTS

None     b. Describe all property that has been attached, garnished or seized
[X] under any legal or equitable process within one year immediately preceding the commencement of this case

NAME AND ADDRESS OF PERSON FOR              DATE OF     DESCRIPTION AND VALUE OF
WHOSE BENEFIT PROPERTY WAS SEIZED           SEIZURE     PROPERTY

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

5.       REPOSSESSIONS, FORECLOSURES AND RETURNS

None     List all property that has been repossessed by a creditor, sold at a
[X] foreclosure sale, transferred through a deed in lieu of foreclosure or returned to the seller, within one year immediately preceding the commencement of this case.

                                    DATE OF REPOSSESSION,
NAME AND ADDRESS OF                 FORECLOSURE, SALE,                  DESCRIPTION AND VALUE
CREDITOR OR SELLER                  TRANSFER OR RETURN                  OF PROPERTY

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

6.       ASSIGNMENTS AND RECEIVERSHIPS

None     a. Describe any assignment of property for the benefit of creditors
[X] made within 120 days immediately preceding the commencement of this case.

NAME AND ADDRESS           DATE OF           TERMS OF ASSIGNMENT
OF ASSIGNEE                ASSIGNMENT        OR SETTLEMENT

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

6.       ASSIGNMENTS AND RECEIVERSHIPS

None     b. List all property which has been in the hands of a custodian,
[X] receiver, or court-appointed official within one year immediately preceding the commencement of this case.

                           NAME AND LOCATION
NAME AND ADDRESS           OF COURT, CASE TITLE           DATE OF           DESCRIPTION AND
OF CUSTODIAN               AND NUMBER                     ORDER             VALUE OF PROPERTY

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

7.       GIFTS

None     List all gifts or charitable contributions made within one year
[X] immediately preceding the commencement of this case except ordinary and usual gifts to family members aggregating less than $200 in value per individual family member and charitable contributions aggregating less than $100 per recipient.

NAME AND ADDRESS OF PERSON          RELATIONSHIP TO           DATE OF            DESCRIPTION AND
OR ORGANIZATION                     DEBTOR, IF ANY            GIFT                VALUE OF GIFT

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

8.       LOSSES

None     List all losses from fire, theft, other casualty or gambling within one
[ ] year immediately preceding the commencement of this case or since the commencement of this case.

                           DESCRIPTION OF CIRCUMSTANCE AND, IF LOSS
DESCRIPTION AND            WAS COVERED IN WHOLE OR IN                            DATE OF
VALUE OF PROPERTY          PART BY INSURANCE, GIVE PARTICULARS                   LOSS
EQUIPMENT LOSS             LOSS OF 5 LAPTOPS VALUED AT $2,000 EACH

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

9.       PAYMENTS RELATED TO DEBT COUNSELING OR BANKRUPTCY

None     List all payments made or property transferred by or on behalf of the
[ ] debtor to any persons, including attorneys, for consultation concerning debt consolidation, relief under the bankruptcy law or preparation of a petition in bankruptcy within one year immediately preceding the commencement of this case.

       NAME AND ADDRESS              DATE OF PAYMENT, NAME OF            AMOUNT OF MONEY OR DESCRIPTION
       OF PAYEE                      PAYOR, IF OTHER THAN DEBTOR         AND VALUE OF PROPERTY
       LATHAM & WATKINS                                                         $250,000.00
       SEARS TOWER, SUITE 5800       10/11/01
       CHICAGO, IL 60606

       LOGAN & COMPANY, INC.                                                    $20,000.00
       546 VALLEY ROAD               10/18/01
       UPPER MONTCLAIR, NJ 07043

       WALSH, MONZACK AND MONACO                                                $75,000.00
       1201 ORANGE STREET            10/17/01
       WILMINGTON, DE 19801

As of the date of the filing of the Debtor's chapter 11 petitions, Latham & Watkins has a retainer in the amount of approximately $250,000.00 provided by the Debtors in connection with Latham & Watkins' representation of the Debtors in connection with these chapter 11 cases, a portion of which was applied to outstanding balances prior to filing. Latham & Watkins does not therefore hold a claim against the Debtors for any prepetition services rendered or otherwise.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

10.      OTHER TRANSFERS

None     List all other property, other than property transferred in the
[X] ordinary course of the business or financial affairs of the debtor, transferred either absolutely or as security within one year immediately preceding the commencement of this case.

NAME AND ADDRESS OF TRANSFEREE,                                DESCRIBE PROPERTY TRANSFERRED
RELATIONSHIP TO DEBTOR                       DATE              AND VALUE RECEIVED

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

11.      CLOSED FINANCIAL ACCOUNTS

None     List all financial accounts and instruments held in the name of the
[ ] debtor or for the benefit of the debtor which were closed, sold, or otherwise transferred within one year immediately preceding the commencement of this case. Include checking, savings, or other financial accounts, certificates of deposit, or other instruments, shares and share accounts held in banks, credit unions, pension funds, cooperatives, associations, brokerage houses and other financial institutions.

NAME AND ADDRESS                                                        AMOUNT AND DATE
OF INSTITUTION                      TYPE AND NUMBER OF ACCOUNT          OF CLOSING
LASALLE BANK, NA                    DDA - 5800021411                          $0.00
135 SOUTH LASALLE STREET                                                    03/31/01
CHICAGO, IL 60603

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

12.      SAFE DEPOSIT BOXES

None     List each safe deposit or other box or depository in which the debtor
[X] has or had securities, cash, or other valuables X within one year immediately preceding the commencement of this case.

                                                                                                         DATE OF
NAME AND ADDRESS OF BANK            NAME AND ADDRESS OF THOSE WITH             DESCRIPTION OF            TRANSFER OR
OR OTHER DEPOSITORY                 ACCESS TO BOX OR DEPOSITORY                CONTENTS                  SURRENDER, IF ANY

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

13.      SET-OFFS

None     List all set-offs made by any creditor, including a bank, against a
[ ] debt or deposit of the debtor within 90 days preceding the commencement of this case.

    NAME AND ADDRESS OF
    CREDITOR                                 DATE OF SET-OFF                     AMOUNT OF SET-OFF
    PAYMENTECH LLC                                                                        $719,055.18
    2400 CORPORATE EXCHANGE                  09/28/01 - 10/17/01
    COLUMBUS  OH  43081

    PAYMENTECH LLC                                                                        $314,842.52
    2400 CORPORATE EXCHANGE                  09/28/01 - 10/17/01
    COLUMBUS  OH  43081

    PAYMENTECH LLC                                                                        $1,561,938.80
    2400 CORPORATE EXCHANGE                  09/28/01 - 10/17/01
    COLUMBUS  OH  43081

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

14.      PROPERTY HELD FOR ANOTHER PERSON

None     List all Property owned by another person that the debtor holds or
[X]      controls.

NAME AND ADDRESS           DESCRIPTION AND VALUE               LOCATION OF
OF OWNER                   OF PROPERTY                         PROPERTY

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

15.      PRIOR ADDRESS OF DEBTOR

None If the debtor has moved within the two years immediately preceding the [X] commencement of this case, list all premises which the debtor occupied during that period and vacated prior to the commencement of this case.

ADDRESS                    NAME USED                  DATES OF OCCUPANCY
                                                       From:
                                                       To:

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

16.      SPOUSES AND FORMER SPOUSES

None     If the debtor resides or resided in a community property state,
[X] commonwealth, or territory (including Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington, or Wisconsin) within the six-year period immediately preceding the commencement of this case, identify the name of the debtor's spouse and of any former spouse who resides or resided with the debtor in the community property state.

NAME

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

17.      ENVIRONMENTAL INFORMATION

           For the purpose of this question, the following definitions apply:

           "Environmental Law" means any federal, state or local statute or regulation regulating pollution, contamination, releases of hazardous or toxic substances, wastes or material into the air, land soil, surface water, ground water, or other medium, including but not limited to, statutes or regulation regulating the cleanup of these substances, wastes, or material.

           "Site" means any location, facility, or property as defined under any Environmental Law, whether or not presently or formerly owned or operated by the debtor, including, but not limited to, disposal sites. "Hazardous Material" means anything defined as a hazardous waste, hazardous substance, toxic substance, hazardous material, pollutant, or contaminant or similar term under Environmental Law.

None     a. List the name and address of every site for which the debtor has
[X] received notice in writing by a governmental unit that it may be liable or potentially liable under or in violation of an Environmental Law. Indicate the governmental unit, the date of the notice, and, if known , the Environmental Law.

SITE NAME                  NAME AND ADDRESS                    DATE OF               ENVIRONMENTAL
AND ADDRESS                OF GOVERNMENTAL UNIT                NOTICE                LAW

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

17.      ENVIRONMENTAL INFORMATION

None     b. List the name and address of every site for which the debtor
[X] provided notice to a governmental unit of a release of Hazardous Material. Indicate the governmental unit to which the notice was sent and the date of the notice.

SITE NAME                  NAME AND ADDRESS                    DATE OF           ENVIRONMENTAL
AND ADDRESS                OF GOVERNMENTAL UNIT                NOTICE            LAW

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

17.      ENVIRONMENTAL INFORMATION

None     c. List all judicial or administrative proceedings, including
[X] settlements or orders, under any Environmental Law with respect to which the debtor is or was a party. Indicate the name and address of the governmental unit that is or was a party to the proceeding, and the docket number.

NAME AND ADDRESS                    DOCKET            STATUS OR
OF GOVERNMENTAL UNIT                NUMBER            POSITION

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

18.      NATURE, LOCATION AND NAME OF BUSINESS

None     a. If the debtor is an individual, list the names, addresses, taxpayer
[ ] identification numbers, nature of the business, and beginning and ending dates of all businesses in which the debtor was an officer, director, partner, or managing executive of a corporation, partnership, sole proprietorship, or was a self-employed professional within the six years immediately preceding the commencement of this case, or in which the debtor owned 5 percent or more of the voting or equity securities within six years immediately preceding the commencement of this case.

         If the debtor is a partnership, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities, within the six years immediately preceding the commencement of this case.

         If the debtor is a corporation, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities, within the six years immediately preceding the commencement of this case.

NAME AND                                     TAXPAYER          NATURE OF                  BEGINNING &
ADDRESS                                      ID NUMBER         BUSINESS                   ENDING DATES
AMCV CRUISE OPERATIONS, INC.                 36-4365686        HOLDING COMPANY            1999 -
5835 BLUE LAGOON DRIVE                                                                    PRESENT
MIAMI  FL  33126

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

18.      NATURE, LOCATION AND NAME OF BUSINESS

None     b. Identify any business listed in response to subdivision a., above,
[X]      that is "single asset real estate" as defined in 11 U.S.C.ss.101.

NAME                                ADDRESS

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

         The following questions are to be completed by every debtor that is a corporation or partnership and by any individual debtor who is or has been within six years immediately preceding the commencement of this case, any of the following: an officer, director, managing executive, or owner of more than 5 percent of the voting or equity securities of a corporation, a partner, other than a limited partner, of a partnership, a sole proprietor or otherwise self-employed.

         (An individual or joint debtor should complete this portion of the statement only if the debtor is or has been in business, as defined above, within the six years immediately preceding the commencement of this case. A debtor who has not been in business within those six years should go directly to the signature page.)

19.      BOOKS, RECORDS AND FINANCIAL STATEMENTS

None     a. List all bookkeepers and accountants who within the two years
[ ] immediately preceding the filing of this bankruptcy case kept or supervised the keeping of books of account and records of the debtor.

NAME AND ADDRESS                             DATES SERVICE RENDERED
JOHN M. RAU                                  06/94 - 07/01
3151 NORTH LINCOLN AVENUE, #306
CHICAGO  IL  60657

NICHOLAS J. DAVISON                          12/99 - PRESENT
SAN MICHELE, APARTMENT 2108
1301 SAINT TROPEZ CIRCLE
WESTON  FL  33326

RANDALL L. TALCOTT                           10/98 - PRESENT
4641 NORTH MAGNOLIA AVENUE, #2N
CHICAGO  IL  60640

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

19.      BOOKS, RECORDS AND FINANCIAL STATEMENTS

None     b. List all firms or individuals who within two years immediately
[ ] preceding the filing of this bankruptcy case have audited the books of account and records, or prepared a financial statement of the debtor.

NAME                                ADDRESS                             DATES SERVICE RENDERED
KPMG PEAT MARWICK LLP               303 EAST WACKER DRIVE               ENTIRE PERIOD COVERED
                                    CHICAGO  IL  60601

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

19.      BOOKS, RECORDS AND FINANCIAL STATEMENTS

None     c. List all firms or individuals who at the time of the commencement of
[ ] this case were in possession of the books of account and records of the debtor. If any of the books of account and records are not available, explain.

NAME                                ADDRESS
NICHOLAS J. DAVISON                 SAN MICHELE, APARTMENT 2108
                                    1301 SAINT TROPEZ CIRCLE
                                    WESTON  FL  33326

RANDALL L. TALCOTT                  4641 NORTH MAGNOLIA AVENUE, #2N
                                    CHICAGO  IL  60640

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

19.      BOOKS, RECORDS AND FINANCIAL STATEMENTS

None     d. List all financial institutions, creditors and other parties,
[ ] including mercantile and trade agencies, to whom a financial statement was issued within the two years immediately preceding the commencement of this case by the debtor.

NAME AND ADDRESS                                               DATES ISSUED
  MARITIME ADMINISTRATION, MAR-561
  DIRECTOR, OFFICE OF FINANCIAL AND RATE APPROVALS             VARIOUS
  400 SEVENTH STREET, SW - ROOM 8117
  WASHINGTON  DC  20590

During the applicable period, with certain exceptions, American Classic Voyages Co. has periodically submitted its financial statements to the Securities and Exchange Commission, on a consolidated basis. As a result, the Debtor's consolidated financial statements are publicaly available. In addition, American Classic Voyages Co. generally provides its consolidated financial statements directly to its primary lenders and, in certain circumstances, to other parties in the ordinary course of business, including in support of requests for extensions of trade credit.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

20.      INVENTORIES

None     a. List the dates of the last two inventories taken of your property,
[ ] the name of the person who supervised the taking of each inventory, and the dollar amount and basis of each inventory.

DATE OF           INVENTORY                  DOLLAR AMOUNT OF INVENTORY
INVENTORY         SUPERVISOR                 (Specify cost, market or other basis)

The dates of the last two inventories taken of the Debtor's property and the persons who supervised the taking of such inventories are unknown. The book value of the inventories is stated in the Statement of Assets and Liabilities for the Debtor.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

20.      INVENTORIES

None     b. List the name and address of the person having possession of the
[ ]      records of each of the two inventories reported in a., above.

                           NAME AND ADDRESS OF CUSTODIAN
DATE OF INVENTORY          OF INVENTORY RECORDS

The dates of the last two inventories taken of the Debtor's property and the persons who supervised the taking of such inventories are unknown. The book value of the inventories is stated in the Statement of Assets and Liabilities for the Debtor.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

21.      CURRENT PARTNERS, OFFICERS, DIRECTORS AND SHAREHOLDERS

None     a. If the debtor is a partnership, list the nature and percentage of
[X]      partnership interest of each member of the partnership.

NAME AND ADDRESS           NATURE OF INTEREST           PERCENTAGE OF INTEREST

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 3

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

21.      CURRENT PARTNERS, OFFICERS, DIRECTORS AND SHAREHOLDERS

None     b. If the debtor is a corporation, list all officers and directors of
[ ] the corporation, and each stockholder who directly or indirectly owns, controls, or holds 5 percent or more of the voting or equity securities of the corporation.

                                                                                                   NATURE AND PERCENTAGE
NAME AND ADDRESS                             TITLE                                                 OF STOCK OWNERSHIP
ALLEN, JORDAN B.                             EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL             NONE
2 N. RIVERSIDE PLAZA, STE. 200               AND SECRETARY                                         0.00%
CHICAGO  IL  60606

BEDFORD OAK ADVISORS, LLC                    SHAREHOLDER                                           GREATER THAN 5%
C/O JAY B. STRAUS, ESQ.
WILLKIE, FARR & GALLAGHER
787 SEVENTH AVENUE
NEW YORK  NY  10019-6099

BERRY, JOHN R.                               DIRECTOR                                              NONE
2 N. RIVERSIDE PLAZA, STE. 200                                                                     0.00%
CHICAGO  IL  60606

CALIAN, PHILIP C.                            DIRECTOR, CHIEF EXECUTIVE OFFICER                     NONE
2 N. RIVERSIDE PLAZA, STE. 200                                                                     0.00%
CHICAGO  IL  60606

DAVISON, NICHOLAS J.                         VICE PRESIDENT, ASSISTANT TREASURER AND               NONE
2 N. RIVERSIDE PLAZA, STE. 200               CORPORATE CONTROLLER                                  0.00%
CHICAGO  IL  60606

DUNCAN, LYALL J.                             ASSISTANT SECRETARY                                   NONE
2 N. RIVERSIDE PLAZA, STE. 200                                                                     0.00%
CHICAGO  IL  60606

DYER, BRADBURY III                           DIRECTOR                                              NONE
2 N. RIVERSIDE PLAZA, STE. 200                                                                     0.00%
CHICAGO  IL  60606

EGI HOLIDAYS INC.                            SHAREHOLDER                                           GREATER THAN 5%
C/O SUSAN OBUCHOWSKI
TWO NORTH RIVERSIDE PLAZA
SUITE 600
CHICAGO  IL  60606

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 2 of 3

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

21.      CURRENT PARTNERS, OFFICERS, DIRECTORS AND SHAREHOLDERS

None     b. If the debtor is a corporation, list all officers and directors of
[ ] the corporation, and each stockholder who directly or indirectly owns, controls, or holds 5 percent or more of the voting or equity securities of the corporation.

                                                                                                   NATURE AND PERCENTAGE
NAME AND ADDRESS                             TITLE                                                 OF STOCK OWNERSHIP
EGIL INVESTMENTS INC.                        SHAREHOLDER                                           GREATER THAN 5%
C/O MARK SLEZAK
TWO NORTH RIVERSIDE PLAZA
SUITE 1500

CHICAGO  IL  60606

GELLER, LAURENCE S.                          DIRECTOR                                              NONE
2 N. RIVERSIDE PLAZA, STE. 200                                                                     0.00%
CHICAGO  IL  60606

GOLDEN, TERENCE C.                           DIRECTOR                                              NONE
2 N. RIVERSIDE PLAZA, STE. 200                                                                     0.00%
CHICAGO  IL  60606

GREENBERG, ARTHUR A.                         DIRECTOR                                              NONE
2 N. RIVERSIDE PLAZA, STE. 200                                                                     0.00%
CHICAGO  IL  60606

JACOB, JERRY R.                              DIRECTOR                                              NONE
2 N. RIVERSIDE PLAZA, STE. 200                                                                     0.00%
CHICAGO  IL  60606

MCLEOD, RODERICK K.                          PRESIDENT AND CHIEF OPERATING OFFICER                 NONE
2 N. RIVERSIDE PLAZA, STE. 200                                                                     0.00%
CHICAGO  IL  60606

ROUVELAS, EMANUEL L.                         DIRECTOR                                              NONE
2 N. RIVERSIDE PLAZA, STE. 200                                                                     0.00%
CHICAGO  IL  60606

SLEZAK, MARK                                 DIRECTOR                                              NONE
2 N. RIVERSIDE PLAZA, STE. 200                                                                     0.00%
CHICAGO  IL  60606

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 3 of 3

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

21.      CURRENT PARTNERS, OFFICERS, DIRECTORS AND SHAREHOLDERS

None     b. If the debtor is a corporation, list all officers and directors of
[ ] the corporation, and each stockholder who directly or indirectly owns, controls, or holds 5 percent or more of the voting or equity securities of the corporation.

                                                                                                   NATURE AND PERCENTAGE
NAME AND ADDRESS                             TITLE                                                 OF STOCK OWNERSHIP
TALCOTT, RANDALL L.                          VICE PRESIDENT - FINANCE, TREASURER AND CHIEF         NONE
2 N. RIVERSIDE PLAZA, STE. 200               ACCOUNTING OFFICER                                    0.00%
CHICAGO  IL  60606

WATANABE, JEFFREY N.                         DIRECTOR                                              NONE
2 N. RIVERSIDE PLAZA, STE. 200                                                                     0.00%
CHICAGO  IL  60606

ZELL, SAMUEL                                 DIRECTOR, CHAIRMAN OF THE BOARD                       BENEFICIAL OWNER
2 N. RIVERSIDE PLAZA, STE. 200                                                                     34%
CHICAGO  IL  60606

Samuel Zell directly or indirectly controls approximately 34% of the Common Stock of American Classic Voyages Co.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

22.      FORMER PARTNERS, OFFICERS, DIRECTORS AND SHAREHOLDERS

None     a. If the debtor is a partnership, list each member who withdrew from
[X] the partnership within one year immediately preceding the commencement of this case.

NAME                       ADDRESS                    DATE OF WITHDRAWAL

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

22.      FORMER PARTNERS, OFFICERS, DIRECTORS AND SHAREHOLDERS

None     b. If the debtor is a corporation, list all officers or directors whose
[ ] relationship with the corporation terminated within one year immediately preceding the commencement of this case.

NAME                       TITLE                      DATE OF TERMINATION
JOSEPH P. SULLIVAN         DIRECTOR

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

23.      WITHDRAWAL FROM A PARTNERSHIP OR DISTRIBUTIONS BY A CORPORATION

None     If the debtor is a partnership or corporation, list all withdrawals or
[ ] distributions credited or given to an insider, including compensation in any form, bonuses, loans, stock redemptions, options exercised and any other perquisite during one year immediately preceding the commencement of this case.

NAME AND ADDRESS OF RECIPIENT                DATE AND PURPOSE           AMOUNT OF MONEY OR DESCRIPTION
AND RELATIONSHIP TO DEBTOR                   OF  WITHDRAWAL             AND VALUE OF PROPERTY

Please see response to Item 3b in the Statement of Financial Affairs of Debtor, American Classic Voyages Co., Case Number 01-10954.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

24.       TAX CONSOLIDATION GROUP

None     If the debtor is a corporation, list the name and federal taxpayer
[ ] identification number of the parent corporation of any consolidated group for tax purposes of which the debtor has been a member at any time within the six year period immediately preceding the commencement of the case.

NAME OF PARENT CORPORATION                   TAXPAYER IDENTIFICATION NUMBER
AMERICAN CLASSIC VOYAGES CO.                 31-0303330

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE                   Page 1 of 1

IN RE: AMERICAN CLASSIC VOYAGES CO.                        CASE NO:01-10954(EIK)

25.      PENSION FUNDS

None     If the debtor is not an individual, list the name and federal taxpayer
[ ] identification number of any pension fund to which the debtor, as an employer, has been responsible for contributing at any time within the six-year period immediately preceding the commencement of the case.

NAME OF PENSION FUND                         TAXPAYER IDENTIFICATION NUMBER
AMERICAN CLASSIC VOYAGES CO.                 36-4056027
ADVANTAGE RETIREMENT SAVINGS PLAN
(PLAN NUMBER 001)